Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.25CN

ONE HUNDREDTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This One Hundredth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG has provided Precision eMail® for Customer’s use, pursuant to the Agreement, as more particularly described in the Ninth Amendment to the Agreement executed by CSG and Customer as of January 10, 2010 (CSG document no. 2301479) (the "Ninth Amendment"); and

WHEREAS, , Customer has previously requested and CSG has provided an ****** ******* ******, No Attachments Precision eMail bundle at the ********** bundle level pursuant to the Agreement, as more particularly described in the Eighty-seventh Amendment executed by CSG and Customer as of June 9, 2016 (the “Eighty-seventh Amendment”); and

WHEREAS, Customer has requested and CSG has agreed to provide a ******* ******, No Attachments Precision eMail bundle at the ********** bundle level, pursuant to the terms of this Amendment.

NOW, THEREFORE, CSG and Customer agree to the following as of the Effective Date (defined below):

1.    Customer has requested and CSG has agreed to provide an ****** ******* ******, No Attachments Precision eMail bundle at the ********** bundle level at the rate of $********** (the “Bundle Fee”).

2.    Therefore, upon execution of this Amendment, CSG shall invoice Customer and Customer shall pay the Bundle Fee (as a ********, ******* payment) and, further, CSG shall provide, pursuant to the terms of the Agreement, the ****** ******* ******, No Attachments Precision eMail bundle to Customer.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: SVP, Billing Strat & Opns	Name: Gregory L. Cannon
Title: Mike Ciszek	Title: SVP, Secretary & General Counsel
Date: 3/31/17	Date: 4/3/17